Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Leases

6. Leases

AMR’s subsidiaries lease various types of equipment and property, primarily aircraft and airport facilities. As allowed under section 365 and other relevant sections of the Bankruptcy Code, the Debtors may assume, assume and assign, or reject certain executory contracts and unexpired leases, including, without limitation, leases of real property, aircraft, and aircraft engines, subject to the approval of the Bankruptcy Court and other conditions, including compliance with section 1110 with respect to aircraft and aircraft-related assets. As of December 31, 2012, the Company has made substantial progress in reducing its cost structure, including by improving certain of the financial terms of its lease agreements, including many related to aircraft and real property leases. These agreements on improved terms are generally subject to certain conditions, including in some cases reaching agreement on definitive documents and the Company’s successful emergence from the Chapter 11 Cases. The Company’s liabilities pertaining to leases may still change significantly in the future as differences between amounts scheduled by the Debtors and claims by creditors are investigated. See Note 1 to the consolidated financial statements for further information on the Company’s Chapter 11 process, including the section 365 process and the magnitude of potential claims.

The future minimum lease payments required under capital leases, together with the present value of such payments, and future minimum lease payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of December 31, 2012, were (in millions):

	Capital Leases		Operating Leases
Year Ending December 31,
2013	$82		$1,033
2014	69		962
2015	63		892
2016	56		816
2017	52		777
2018 and thereafter	360		4,531

	$682		$9,011	(2)

Less amount representing interest	251

Present value of net minimum lease payments	$431	(1)

(1)	As of December 31, 2012, included in Liabilities Subject to Compromise on the accompanying consolidated balance sheet is approximately $19 million relating to ground capital leases.
(2)

As of December 31, 2012, $201 million and $160 million are included on the accompanying balance sheet in Liabilities Subject to Compromise and Accrued liabilities and other liabilities and deferred credits, respectively, relating to rent expense being recorded in advance of future operating lease payments.

American has entered into sale-leaseback arrangements with certain leasing companies to finance 26 Boeing 737-800 scheduled to be delivered from January 2013 through 2014 and one Boeing 777-300ER aircraft scheduled to be delivered in 2013. The financings of each aircraft under these arrangements are subject to certain terms and conditions. In addition, in some instances, they are also subject to collaboration with the Creditors’ Committee and other key stakeholders and to the approval of the Bankruptcy Court.

During 2012, American financed 30 Boeing 737-800 and two 777-300ER aircraft under sale-leaseback arrangements, which are accounted for as operating leases. These sale-leaseback transactions resulted in gains which are being amortized over the respective remaining lease terms. During 2011, the Company incurred approximately $31 million in non-recurring non-cash charges related to certain sale-leaseback transactions. During 2010, the Company financed 36 deliveries of Boeing 737-800 aircraft through sale-leaseback transactions resulting in gains which are being amortized over the respective remaining lease terms.

At December 31, 2012, the Company was operating 215 jet aircraft and nine turboprop aircraft under operating leases and 33 jet aircraft under capital leases. Leases can generally be renewed at rates based on fair market value at the end of the lease term for a number of additional years.

Special facility revenue bonds have been issued by certain municipalities primarily to improve airport facilities and purchase equipment. To the extent these transactions were committed to prior to May 21, 1998, they are accounted for as operating leases under U.S. GAAP. In accordance with various orders of the Bankruptcy Court, special facility revenue bond claims (totaling approximately $1.1 billion) in connection with the Alliance Airport, Dallas-Fort Worth International Airport and Luis Munoz Marin International Airport in San Juan are expected to be treated as general unsecured claims. Approximately $486 million of the special facility revenue bonds that had not been compromised as of December 31, 2012 (with total future payments of approximately $822 million as of December 31, 2012) are guaranteed by American, AMR, or both. Approximately $112 million of these special facility revenue bonds contain mandatory tender provisions that require American to make operating lease payments sufficient to repurchase the bonds in 2014. Although American has the right to remarket the bonds, there can be no assurance that these bonds will be successfully remarketed. Any payments to redeem or purchase bonds that are not remarketed would generally reduce existing rent leveling accruals or be considered prepaid facility rentals and would reduce future operating lease commitments. The special facility revenue bonds that contain mandatory tender provisions are listed in the table above at their ultimate maturity date rather than their mandatory tender provision date.

Rent expense, excluding landing fees, was $1.4 billion, $1.6 billion and $1.5 billion in 2012, 2011 and 2010, respectively.

American has determined that it holds a significant variable interest in, but is not the primary beneficiary of, certain trusts that are the lessors under 19 of its aircraft operating leases. These leases contain a fixed price purchase option, which allows American to purchase the aircraft at a predetermined price on a specified date. However, American does not guarantee the residual value of the aircraft. As of December 31, 2012, future lease payments required under these leases totaled $98 million.